UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 22, 2005

Occam Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30741	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of PricewaterhouseCoopers LLP

On June 22, 2005, the Audit Committee (the “Committee”) of the Board of Directors of Occam Networks, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”), as its independent registered public accounting firm.

The Committee has authorized the Company to engage Singer Lewak Greenbaum & Goldstein LLP (“SLGG”) as the Company’s new independent registered public accounting firm, but the Company has not yet entered into a formal engagement letter with SLGG.

The reports of PwC on the Company’s financial statements for the fiscal years ended December 31, 2003, and December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles; however, the reports in each year contained an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2003, and December 31, 2004, and through June 22, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years.

During the Company’s two most recent fiscal years ended December 31, 2003, and December 31, 2004, and through June 22, 2005, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except that PwC advised the Committee and management of the Company that PwC noted internal control deficiencies related to the following: (i) a material weakness for the failure to properly recognize revenue with respect to a certain contract recorded during the quarter ended June 30, 2004; and (ii) a significant deficiency for the failure to properly classify deferred revenue within the financial statements during the quarter ended March 31, 2005. These deficiencies were discussed with the chairman of the Committee and representatives of the Company’s management, as were the proposed remedial actions. The Company has remedied the deficiency relating to revenue recognition by filling a vacancy that existed in its finance department and by establishing new procedures to prevent future recurrences of such deficiency. The Company has remedied the deficiency relating to the deferred revenue classification by adding a deferred revenue liability account to its quarterly reconciliation accounts list.

The Company has provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested PwC to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of the PwC letter to the SEC.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occam Networks, Inc.

By:	/s/ Howard M. Bailey
Howard M. Bailey
Chief Financial Officer

Date: June 28, 2005

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 24, 2005